THE

                                                      GABELLI

                                                      GROWTH

                                                       FUND


                                                    PROSPECTUS

                                                    May 1, 1998


                                                GABELLI FUNDS, INC.
                                                Investment Adviser


                                              GABELLI & COMPANY, INC.
                                                    Distributor

                                                 TABLE OF CONTENTS


                                                                      Page


Table of Fees and Expenses................................................2

Financial Highlights......................................................3

The Fund and Its Investment Policies......................................4

Special Investment Methods................................................5

Management of the Fund....................................................7

Distribution Plan.........................................................9

Purchase of Shares........................................................9

Redemption of Shares.....................................................11

Retirement Plans.......................................................13

Dividends, Distributions and Taxes.......................................14

Calculation of Investment Performance....................................14

General Information......................................................15

Custodian, Transfer Agent and Dividend Disbursing Agent..................15


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No dealer, salesman or other person has been authorized to give any information or to make any representation other than those contained in this Prospectus, the Statement of Additional Information and in the Fund's official sales literature, and if given or made, such information and representation may not be relied upon as authorized by the Fund, its Investment Adviser, Distributor or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.
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2

THE GABELLI GROWTH FUND

                                               One Corporate Center
                                             Rye, New York 10580-1434
                                     Telephone: 1-800-GABELLI (1-800-422-3554)
                                              http://www.gabelli.com

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PROSPECTUS
May 1, 1998

The Gabelli Growth Fund (the "Fund") is an open-end, no-load mutual fund which seeks capital appreciation by investing in securities which are perceived by its management to have favorable, yet undervalued, prospects for earnings growth. Current income is a secondary investment objective. See "The Fund and its Investment Policies".

                                                  ---------------

Shares of the Fund may be purchased without a sales load at the next determined per share net asset value (see "Purchase of Shares"). There is no deferred sales or other charge on the redemption of shares. The Fund pays 0.25% of its average net assets in any fiscal year for certain promotional and distribution expenses and shareholder services (see "Distribution Plan"). The minimum initial investment is $1,000 except for investments made through the Automatic Investment Plan (see "Purchase of Shares - Automatic Investment Plan"). For further information, contact Gabelli & Company, Inc. at the address or telephone number shown above.
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This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information, dated May 1, 1998, containing additional and more complete information about the Fund (the "Additional Statement") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated in its entirety by reference into this Prospectus. For a free copy, call or write the Fund at the telephone number or address set forth above. Also, the Additional Statement is available for reference, along with other materials, on the SEC Internet web site (http://www.sec.gov).
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Shares of the Fund are not deposits, obligations of, or guaranteed by any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves investment risks, including the possible loss of principal.

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                       This Prospectus should be retained by investors for future reference.

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     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                            TABLE OF FEES AND EXPENSES



Shareholder Transaction Expenses:
Maximum sales load imposed on purchases or reinvestment of dividends.................................     None
Contingent deferred sales load upon redemption of investments........................................     None
Redemption Fees......................................................................................     None*
Exchange Fees........................................................................................     None

Annual Fund Operating Expenses:
(Percent of average net assets)
Management Fees......................................................................................    1.00%
Distribution (Rule 12b-1) Expenses (a)...............................................................     .25%
Other Expenses.......................................................................................     .18%
     Total Fund Operating Expenses...................................................................    1.43%
                                                                                                         -----



Example: **                                            1 year           3 years           5 years         10 years
-----------                                            ------           -------           -------         --------
You would pay the following expenses on a
$1,000 investment, assuming a 5% annual
return and redemption at the end of each period..........$15              $45               $78             $171


(a) The foregoing table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The expenses shown are the levels incurred during the past fiscal year. The maximum level of distribution expenses which may be borne by the Fund is 0.25% of its average net assets (see "Distribution Plan"). As a result, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

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     *  Broker-dealers  holding  a  shareholder's  shares  may  charge a fee for redemptions.  ** The amounts  listed in this example should not be considered as representative  of past or future expenses and actual expenses may be greater or less than  those  indicated.  Moreover,  while the  example  assumes a 5% annual return,  the  Fund's  actual  performance  will vary and may result in an actual
return           greater           or          less           than           5%.
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Management's Discussion and Analysis of the Fund's performance during the fiscal year ended December 31, 1997 is included in the Fund's Annual Report to Shareholders dated December 31, 1997. The Fund's Annual Report to Shareholders may be obtained upon request and without charge by writing or calling the Fund at the address or telephone number listed on the Prospectus cover.

3

                                                        FINANCIAL HIGHLIGHTS

The following information, insofar as it pertains to each of the five years in the period ended December 31, 1997, has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report appears in the Additional Statement. This table should be read in conjunction with the Financial Statements and related notes that are included in the Additional Statement.

Per share amounts for a Fund share outstanding throughout each period/year ended
December 31,

                                         1997      1996     1995      1994      1993      1992     1991     1990    1989     1988
                                         ----      ----     ----      ----      ----      ----     ----     ----    ----     ----
Operating performance:
Net asset value, beginning of year.   $ 24.14    $ 22.16    $ 19.68 $ 23.26  $ 21.59    $ 21.28  $ 16.27  $ 17.07 $ 12.65   $ 9.51
                                      -------    -------    ------- -------  -------    -------  -------  ------- -------   ------
Net investment income / (loss) (a).     (0.06)      0.03       0.05    0.07     0.06       0.08     0.16     0.37    0.18     0.05
Net realized and unrealized gain/(loss)
   on investments..................     10.34       4.27       6.39    (0.86)      2.37    0.88     5.42    (0.71)     4.89    3.62
                                        -----    -------   ------------------  ---------------- -------- ---------  ------- -------
Total from investment operations...     10.28       4.30       6.44    (0.79)      2.43    0.96     5.58    (0.34)     5.07    3.67
                                        -----    -------   ------------------  ---------------- -------- ---------  ------- -------
Distributions to shareholders from:
   Net investment income...........     (0.00) (d) (0.02)     (0.05)  (0.08)   (0.05)     (0.09)   (0.15)   (0.39)  (0.17)  (0.20)
   Distributions in excess of net
     investment income..............    (0.00) (d)  ---       ---     (0.01)     ---       ---      ---      ---     ---      ---
   Net realized gains...............    (5.79)     (2.30)     (3.91)  (2.39)   (0.67)     (0.56)   (0.42)   (0.07)  (0.48)  (0.33)
   Distributions in excess of net realized
     gains..........................    (0.00) (d)  ---     ---       (0.31)     (0.04)    ---      ---      ---     ---      ---
                                        ------     -----  ------ -----------  ---------    ----    -----    -----   -----    ----
Total distributions.................    (5.79)     (2.32)     (3.96)     (2.79)   (0.76)    (0.65)    (0.57)   (0.46) (0.65)(0.53)
                                        --------  ---------------------------------------------------------- ---------   ----------

Net asset value, end of year.......   $ 28.63    $ 24.14    $ 22.16 $ 19.68  $ 23.26    $ 21.59  $ 21.28  $ 16.27  $ 17.07 $ 12.65
                                     =======    =======    ======= ==================  ==========================================
Total return *....................     42.6%      19.4%      32.7%     (3.4)%    11.3%     4.5%   34.3%    (2.0)%    40.1%   39.2%
                                     =====   ========= =========================================================================
Ratios to average net assets/
supplemental data:
Net assets, end of year (in 000's).   $ 943,985  $ 609,405$ 533,041 $ 482,471 $ 695,013 $ 625,050$ 422,589$ 202,971$ 113,187$ 11,968
   $3,532
   Ratio of net investment income to average
     net assets...................    (0.23)%     0.12%      0.22%   0.31%    0.22%      0.46%    0.97%    2.67%   2.24%   0.72%
         2.94%+
   Ratio of operating expenses to average
     net assets (b)...............    1.43%      1.43%      1.44%   1.36%    1.41%      1.41%    1.45%    1.50%   1.85%   2.30%
         2.00%+
Portfolio turnover rate...........    83.4%      88.2%     140.2%   40.3%    80.7%      45.9%    49.9%    74.7%   47.8%    81.7%
          80.0%
Average commission rate (per share
   of security) (c)............... $ 0.0504   $ 0.0500      N/A     N/A      N/A        N/A      N/A      N/A      N/A     N/A
         N/A
-----------------
*    Total return  represents  aggregate  total return of a hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including  reinvestment  of dividends.  Total return for the period of less than one year is not annualized.
+    Annualized.
(a) Net investment loss before expenses reimbursed by Adviser for the year ended
December 31, 1988 was  $(0.09).  (b)  Operating  expense  ratio before  expenses reimbursed  by  Adviser  for the year ended  December  31,  1988 was 4.38%.  (c)
Average  commission  rate (per  share) as  required  by amended  SEC  disclosure requirements effective for fiscal years beginning
     after September 1, 1995.
(d) Amount represents less than $0.005 per share.


THE FUND AND ITS INVESTMENT POLICIES

The Fund is an open-end, no-load diversified, management investment company organized as a Massachusetts Business Trust on October 24, 1986. In seeking its primary objective of capital appreciation, the Fund will emphasize investments in securities of companies with favorable earnings dynamics and prospects for significant price appreciation. Current income, to the extent it may affect potential growth in capital, is a secondary objective. There is no assurance that the Fund will achieve its investment objectives. The Fund has certain investment restrictions which, together with its investment objectives and the percentage restrictions listed below under "Special Investment Methods", may not be changed without shareholder approval. Its other investment policies indicated below may be changed by the Board of Trustees without shareholder approval.

The Fund expects that its assets will be invested primarily in a diversified portfolio of readily marketable common stocks and securities convertible into similar common stocks which are perceived by Gabelli Funds, Inc. (the "Adviser") to be undervalued in relation to prevailing market multiples. Investments are expected to be made largely in companies which are judged to have above-average or expanding market shares, profit margins and returns on equity. When the Fund's investments lose their perceived value relative to other similar or alternative investments, they are sold. When deemed appropriate by the Adviser, the Fund may, without limit, invest temporarily in defensive securities such as investment grade debt securities, obligations of the U.S. Government, its agencies or instrumentalities, or in short-term (maturing less than one year) money market instruments, including commercial paper rated "A-1" or better by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, Inc. ("S&P"), or "P-1" or better by Moody's Investors Service, Inc. ("Moody's").

Fundamental security analysis is used to develop earnings forecasts for companies and to identify investment opportunities. Specific sources of information employed include general economic and industry data as provided by the United States Government, various trade associations and other sources and published corporate financial data such as annual reports, 10-Ks and quarterly statements as well as direct interviews with company management. Generally, the investment decision process begins with looking at individual companies and then scrutinizing their prospects in the framework of their industries and the overall economy. Research is directed towards locating pockets of inefficiency in terms of future earnings potential relative to current market valuations.

The Fund may also, subject to the diversification requirements of its investment restrictions, invest not more than 35% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short-term nature of such transactions. The 35% limitation does not apply to the securities of companies which may be involved in simply consummating an approved or agreed upon merger, acquisition, consolidation, liquidation or reorganization. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment in which case, unless replaced by an equivalent or increased offer or proposal which is consummated, the Fund may sustain a loss. For further information on such investments, see "Special Investment Methods Corporate Reorganizations" in the Additional Statement.

The Fund may purchase and sell securities on a "when, as and if issued basis" under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. For further information, see "Special Investment Methods--When Issued, Delayed Delivery Securities & Forward Commitments" in the Additional Statement.

SPECIAL INVESTMENT METHODS

The Fund will not invest, in the aggregate, more than 10% of its net assets in small, unseasoned companies, securities which are restricted for public sale, securities for which market quotations are not readily available, and in repurchase agreements maturing or terminable in more than seven days. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees monitors their liquidity. Information regarding the investment restrictions of the Fund as well as further information on its investment methods and policies of the Fund are set forth in the Additional Statement.

Investment in Small, Unseasoned Companies

The Fund may invest up to 5% of its net assets in small, less well known companies which have operated less than three years (including predecessors). The securities of such companies may have limited liquidity.

Convertible Securities

Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The Fund may invest in convertible securities when it appears to the Adviser that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, the Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. See "Special Investment Methods - Convertible Securities" in the Additional Statement.

The Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, an S&P rating of at least "BBB" (which securities may have speculative characteristics) or, if unrated, judged by the Adviser to be of comparable quality. However, the Fund may also invest up to 15% of its assets in more speculative convertible debt securities which appear to present an advantageous means of acquiring common stock having potential capital appreciation provided such securities have a rating of, or equivalent to, at least an S&P rating of "B" or, if unrated, judged by the Adviser to be of comparable quality. Corporate debt obligations having a "B" rating will likely have some quality and protective characteristics which, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions. Although lower rated debt securities generally have higher yields, they are also more subject to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market. A description of corporate debt ratings including convertible securities is contained in Appendix A to the Additional Statement.

Warrants and Rights

The Fund may invest up to 5% of its assets in warrants and rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

Foreign Securities

The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. These investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. These risks include fluctuations in foreign exchange rates (which the Fund will not seek to hedge), future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly  available  information  about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund's performance.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor.

Loans of Portfolio Securities

To increase income and pay a portion of its expenses, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if
(i) the loan is collateralized in accordance with and otherwise satisfies all applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 25% of the value of the Fund's net assets. In the event that a borrower of portfolio securities defaults on its obligation to return securities to the Fund, the Fund may suffer a loss to the extent that the value of the collateral held by the Fund is less than the value of the loaned securities at the time.

Repurchase Agreements

The Fund may enter into repurchase agreements with "primary dealers" in U.S. Government securities and member banks of the Federal Reserve System. A repurchase agreement is an instrument under which an investor (e.g., the Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price. Except for repurchase agreements for a period of a week or less in respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, not more than 5% of the Fund's total assets may be so invested.

Borrowing

The Fund may not borrow money except for (i) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing for any purpose including redemptions may not, in the aggregate, exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets at the time a borrowing is made. The Fund will not make any additional purchases of portfolio securities at any time its borrowing exceeds 5% of its assets. The Fund will not mortgage, pledge or hypothecate any of its assets except that, in connection with the foregoing, not more than 20% of the assets of the Fund may be used as collateral.

Other Investment Companies

The Fund does not invest in the securities of other open-end investment companies, but reserves the right to invest up to 10% of its total assets in the securities of closed-end investment companies including small business investment companies (not more than 5% of its total assets may be invested in more than 3% of the securities of any one investment company). To the extent the Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

MANAGEMENT OF THE FUND

The Fund's Board of Trustees (who, with its officers, are described in the Additional Statement) has overall responsibility for the management of the Fund. The Trustees decide upon matters of general policy and review the actions of the Adviser and Gabelli & Company, Inc., the Fund's distributor (the "Distributor"). Pursuant to an Amended and Restated Investment Advisory Contract (the "Advisory Contract") with the Fund, the Adviser provides a continuous investment program for the Fund's portfolio; provides all facilities and personnel, including officers, required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. The advisory fee paid by the Fund for its fiscal year ended December 31, 1997 was 1.00% of its average net assets and its total expenses for the same period were 1.43% of its average net assets.

Gabelli Funds, Inc. acts as Adviser to the Fund. The Adviser was formed in 1980 and, as of March 31, 1998, acts as investment adviser to mutual funds with aggregate assets of $6.6 billion.

                                                                                                 Net Assets
                                                                                                   3/31/98
                                                                                                (in millions)
Open-end funds:
Gabelli Asset Fund                                                                                  $1,559
Gabelli Growth Fund                                                                                  1,401
Gabelli Value Fund Inc.                                                                                763
Gabelli Small Cap Growth Fund                                                                          348
Gabelli Equity Income Fund                                                                              88
Gabelli U.S. Treasury Money Market Fund                                                                308
Gabelli ABC Fund                                                                                        62
Gabelli Global Telecommunications Fund                                                                 150
Gabelli Global Convertible Securities Fund                                                               9
Gabelli Global Interactive Couch Potato(R)Fund                                                           96
Gabelli Gold Fund, Inc.                                                                                 12
Gabelli Capital Asset Fund                                                                             138
Gabelli International Growth Fund, Inc.                                                                 29

Gabelli Westwood Funds:                     Equity                                                     197
                                            Intermediate Bond                                            6
                                            Balanced                                                   130
                                            Small Cap                                                   13
                                            Realty                                                       2

The Treasurer's Fund, Inc.                  Domestic Prime                                             285
                                            Tax Exempt                                                 175
                                            U.S. Treasury                                              102




Closed-end funds:
Gabelli Equity Trust Inc.                                                                           $1,319
Gabelli Convertible Securities Fund, Inc.                                                              125
Gabelli Global Multimedia Trust Inc.                                                                   159

The Distributor, which is the principal distributor of the Fund for the sale of its shares, is an indirect majority-owned subsidiary of the Adviser. GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, having aggregate assets in excess of $7.2 billion under its management as of March 31, 1998. Gabelli Advisers Inc., an affiliate of the Adviser, acts as investment adviser to the Gabelli Westwood Funds and, as of March
31, 1998, had aggregate assets under management in excess of $348 million.
Gabelli
Fixed Income LLC is an affiliated Investment Adviser to The Treasurer's Fund, Inc. and separate accounts and, as of March 31, 1998, had aggregate assets under management of $1.2 billion. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser and the Distributor on the basis of his ownership of stock of the Adviser. The Adviser's address is the same as the Fund as shown on the cover of this Prospectus.

Howard Frank Ward has been designated by the Adviser as the portfolio manager primarily responsible for the day-to-day management of the Fund. Prior to joining the Adviser, Mr. Ward was a Managing Director and Director of the Quality Growth Equity Management Group of Scudder, Stevens and Clark, Inc., with which he had been associated since 1982 and where he also served as a lead portfolio manager for several of its registered investment companies.

In addition to the fees of the Adviser and the expenses which it agrees to bear in its Distribution Plan (described below), the Fund is responsible for the payment of all of its other expenses. The Additional Statement contains further information on the Advisory Contract including a more complete description of the advisory and expense arrangements, the exculpatory and brokerage provisions of that Agreement as well as information on the brokerage practices of the Fund.

The Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, subject to applicable law and procedures adopted by the Trustees, the Adviser may (i) direct Fund portfolio brokerage to the Distributor, a broker-dealer affiliate of the Adviser; (ii) pay commissions to brokers other than the Distributor which are higher than might be charged by another qualified broker to obtain brokerage and research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts of itself and any investment adviser affiliated with it; and
(iii) consider the sales of shares of the Fund by brokers other than the Distributor as a factor in its selection of brokers for Fund portfolio transactions.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. Although such activities may limit to some extent the ability of the Fund to make such investments, the Adviser does not believe that any such limitations will have a material adverse effect on the ability of the Fund to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser has entered into a Sub-Administration Agreement with First Data Investor Services Group, Inc., a subsidiary of First Data Corporation (the "Sub-Administrator). Under the Sub-Administration Agreement, the Sub-Administrator provides certain administrative services necessary for the Fund's operations including the preparation and distribution of materials for meetings of the Fund's Board of Trustees, compliance testing of Fund activities and assistance in the preparation of proxy statements, reports to shareholders and other documentation. For such services and related expenses borne by the Sub-Administrator, the Adviser pays the Sub-Administrator a monthly fee based on the aggregate average daily net assets of all Funds under its administration managed by the Adviser as follows: up to $1 billion - 0.10%; $1 billion to $1.5 billion - 0.08%; $1.5 billion to $3 billion - 0.03%; over $3 billion - 0.02%. No additional amount will be paid by the Fund for services by the
Sub-Administrator. The Sub-Administrator has its principal office at One Exchange Place, Boston, Massachusetts 02109.

DISTRIBUTION PLAN

Pursuant to a Distribution Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund will make payments in connection with the distribution of its shares at an annual rate of .25% of the Fund's average daily net assets. Payments may be made by the Fund under the Distribution Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Fund as determined by the Board of Trustees. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a Distribution Plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations. Payments under the Plan are not solely dependent on distribution expenses actually incurred by the Distributor.

The Plan has been implemented by written agreements between the Fund and/or the Distributor and each person (including the Distributor) to which payments may be made. Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board of Trustees approve all agreements implementing the Plan and that the Plan may be continued from year to year only if the Board of Trustees concludes at least annually that continuation of the Plan is likely to benefit shareholders.

To the extent that payments under the Plan are based on allocation by the Distributor, the Fund may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Any such allocations would be subject to approval by the Fund's non-interested Trustees and would be based on such factors as the net assets of each Fund, the number of shareholders, inquiries and similar pertinent criteria.

In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. During the fiscal year ended December 31, 1997, the distribution fees paid to the Distributor totaled $1,926,901 or 0.25% of the Fund's average daily net assets.

PURCHASE OF SHARES

Shares of the Fund are offered without a sales load as an investment vehicle for individuals, institutions, fiduciaries and retirement plans. Prospectuses, sales material and applications can be obtained from the Distributor. The Fund and the Distributor are authorized to reject any purchase order.

The minimum initial investment is $1,000 for all accounts. Accounts establishing an Automatic Investment Plan require no initial minimum investment (see "Automatic Investment Plan"). There is no minimum for subsequent investments. All purchase payments accompanied by a purchase order in proper form as described below will be effective as of the date received by the Transfer Agent and will be invested in full and fractional shares at the per share net asset value of the Fund next determined after receipt thereof by the Transfer Agent. Although most shareholders elect not to receive stock certificates, certificates for whole shares only can be obtained on specific written request to the Transfer Agent. The Fund may waive or reduce the minimum initial investment for certain accounts or classes of accounts from time to time.

Shares of the Fund may also be purchased through authorized broker-dealers who may charge for their services. No such charge is imposed by the Fund or the Distributor. Such charges may vary among broker-dealers who may impose higher initial or subsequent minimum investment requirements than those established by the Fund. Services provided by such broker-dealers may include holding Fund shares in the name of the broker-dealer for the brokerage accounts of its customers and allowing investor to borrow on the value of their Fund shares by establishing a margin account with the broker-dealer. Shares so held may be redeemed or transferred only by arrangement with the broker-dealer. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Fund, the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

The Fund's net asset value per share is calculated on each day, Monday through Friday, except days on which the New York Stock Exchange ("NYSE") is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday after a holiday falls on a Saturday or Sunday, respectively.

The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., New York time, and is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost. See the Additional Statement for further information.

Mail

To make an initial purchase of shares of the Fund, send a completed subscription order form with a check for the amount of the investment payable to "The Gabelli Growth Fund" to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308.

Subsequent  purchases do not require a completed  application and can be made by
(i) mailing a check to the same address noted above; (ii) bank wire; (iii) personal delivery; or (iv) by telephone as indicated below. The exact name and number of the shareholder's account should be clearly indicated.

Checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Fund's Transfer Agent. Bank collection fees may apply. Bank or certified checks for investments of $100,000 or more will be required unless the investor elects to invest by bank wire as described below. Checks made payable to a third party are not accepted.

Bank Wire

To purchase shares of the Fund using the wire system for transmittal of money among banks, the investor should instruct a Federal Reserve System member bank to wire funds to:

                                       State Street Bank and Trust Company
                                       ABA # 011-0000-28 REF DDA # 9904-6187
                                            Attn.:  Shareholder Services
                                            Re:  The Gabelli Growth Fund
                                            A/C#
                                            (Registered Owner)
                                            Account of
                                            SS# / Tax I.D. #
                                        225 Franklin Street, Boston, MA 02110

For initial purchases, an investor should first telephone the Fund at 1-800-GABELLI (422-3554) to obtain a new account number. The investor should then mail a completed subscription order form to the Gabelli Funds at the address shown above for mail purchases. State Street Bank and Trust Company does not charge Fund investors for the receipt of wire transfers but there may be a charge by the investor's bank for transmitting the money by bank wire. If the investor is planning to wire funds, it is suggested that the investor instruct the investor's bank early in the day so the wire transfer can be accomplished the same day.

Personal Delivery

Deliver a check made payable to "The Gabelli Growth Fund" (with a completed subscription order form for an initial purchase) to: The Gabelli Funds, The BFDS Building, 7th Floor, Two Heritage Drive, North Quincy, MA 02171.

Telephone Investment Plan

An investor may purchase additional shares of the Fund by telephone through the Automated Clearing House ("ACH") system as long as the investor's bank is a member of the ACH system and the investor has a completed, approved Investment Plan application on file with the Fund's Transfer Agent. The funding for the investor's purchase will be automatically deducted from the ACH eligible account the investor designates on the application. The investor's investment will normally be credited to his or her mutual fund account on the first business day following his or her telephone request. The investor's request must be received no later than 4:00 p.m., Eastern time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 1-800-GABELLI (422-3554) or 1-800-872-5365. Fund shares purchased through the Investment Plan will not be available for redemption for fifteen (15) days following the purchase date.

Automatic Investment Plan

The Fund offers an automatic monthly investment plan through the ACH system, details of which can be obtained from the Distributor. There is no minimum initial investment for accounts establishing an automatic investment plan.

Systematic Withdrawal Plan

Any shareholder who owns shares of the Fund with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he or she offers to sell to the Fund at net asset value the number of full and fractional shares which will produce the monthly, quarterly or annual payments specified. Systematic withdrawals deplete the investor's principal and are treated as redemptions, which may be taxable transactions. Investors contemplating participation in this plan should consult their tax advisers.

Shareholders wishing to utilize this plan may do so by completing an application which may be obtained by writing or calling the Distributor. No additional charge to the shareholder is made for this service.

Other Investors

No minimum initial investment is required for (i) officers or Trustees of the Fund; (ii) officers, directors or full-time employees of the Adviser, the Distributor or their affiliates, including members of the "immediate family" of such employees. The term "immediate family" refers to spouses, children and grandchildren adopted or natural, parents, grandparents, siblings, a spouse' s siblings, a sibling's spouse and a sibling's children; (iii) retirement plans established for such employees; or (iv) investments made through the Fund's Automatic Investment Plan.

REDEMPTION OF SHARES

Upon receipt by the Transfer Agent of a redemption request in proper form, shares of the Fund will be redeemed at their next determined net asset value. Checks for redemption proceeds will normally be mailed to the shareholder's address of record within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been honored, which may take up to 15 days. There is no charge on the redemption of shares regardless of when purchased. The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in gain or loss for income tax purposes.

By Letter

Redemption requests may be made by letter to the Transfer Agent, specifying the name of the Fund, the dollar amount or number of shares to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign) and, if any certificates for the shares to be redeemed are outstanding, presentation of such certificates properly endorsed is also required. Signatures on a redemption request and/or certificates must be guaranteed by an eligible guarantor institution which includes a domestic bank, a savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange; pursuant to the Fund's Transfer Agent's standards and procedures (signature guarantees by notaries public are not acceptable). Further documentation, such as copies of corporate resolutions and instruments of authority, are normally requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

Telephone Redemption
By Check

The Fund accepts telephone requests for redemption of uncertificated shares from shareholders subject to a $25,000 limitation. By calling either 1-800-GABELLI (422-3554) or 1-800-872-5365, an investor may request that a check be mailed to the address of record on the account provided that the address has not changed within thirty (30) days prior to the investor's request. The check will be made payable as the account is registered and mailed within seven (7) days.

By Bank Wire

The Fund accepts telephone requests for wire redemption in excess of $1,000 but subject to a $25,000 limitation to a predesignated bank either on the subscription order form or in a subsequent written authorization with the signature guaranteed. The Fund accepts signature guaranteed written requests for redemptions by bank wire without limitation. The proceeds are normally wired on the following business day. The investor's bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

Requests for telephone redemption must be received between 9:00 a.m. and 4:00 p.m., Eastern time. If the investor's telephone call is received after this time or on a day when the NYSE is not open, the request will be redeemed the following business day. Shares are redeemed at the net asset value next determined following the investor's request. Fund shares purchased by check or through the automatic purchase plan will not be available for redemption for fifteen (15) days following the purchase. Shares held in certificate form must be returned to the transfer agent for redeposit prior to the redemption of shares. Telephone redemption is not available for Individual Retirement Accounts. The proceeds of a telephone redemption may be directed to an existing account in another mutual fund advised by Gabelli Funds, Inc. provided the registration of such account is the same. Such a purchase will be made at the respective net asset value plus applicable sales charge, if any.

Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record and generally will be mailed within seven days after receipt of the request.

Shareholders may also redeem Fund shares through registered broker-dealers holding such shares who have made arrangements with the Fund permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

The Fund may suspend the right of redemption during any period when (i) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (ii) the SEC has by order permitted such suspension or
(iii) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable. The Fund may postpone for more than seven days the date of payment for redemptions during any period the right to redeem has been suspended.

To minimize expenses, the Fund reserves the right to redeem, upon not less than 30 days notice, all shares of the Fund in an account (other than an IRA) which has a value below $500 due to prior shareholder redemptions. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

The Fund and its Transfer Agent will not be liable for following telephone instructions reasonably believed to be genuine. In this regard, the Fund and its Transfer Agent require personal identification information before accepting a telephone redemption. If the Fund or its Transfer Agent fail to use reasonable procedures, the Fund may be liable for losses due to fraudulent instructions.

RETIREMENT PLANS

The Fund has available a form of IRA for investment in Fund shares which may be obtained from its Distributor. The minimum investment required to open an IRA for investment in shares of the Fund is $1,000. There is no minimum for additional investment in an IRA account. For tax years beginning after December 31, 1997, investors may be eligible to make contributions to a new type of individual retirement account (a "Roth IRA"). An investor can open a Roth IRA if he or she meets certain income limits specified in the Internal Revenue Code of 1986, as amended (the "Code"). Any contributions made by an investor to a Roth IRA are nondeductible for U.S. Federal income tax purposes. Distributions from a Roth IRA are not included in the investor's gross income and are not subject to a 10% penalty for early withdrawal if the distributions are made after the end of the five-year period beginning with the first tax year in which the investor made a contribution to the Roth IRA and the distributions meet other criteria set forth in the Code. The maximum annual aggregate contribution that can be made to IRAs and Roth IRAs is $2,000. In addition, for tax year beginning after December 31, 1997, certain low and middle-income investors may open an education individual retirement account (an "Education IRA"). Eligible individuals are permitted to contribute up to $500 per year per beneficiary under 18 years old to an Education IRA. The minimum initial investment for an Education IRA through the Fund is $250. A distribution from an Education IRA is generally excludable from gross income to the extent that such distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year in which the distribution is made.

Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons known as Keogh or H.R. 10 plans. However, the Fund does not currently act as sponsor to such plans. Fund shares may be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for an individual under such plans is $1,000 and there is no minimum for additional investments.

Under the Code, individuals may make wholly or partly tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a combined maximum of $4,000 annually to both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse. Other provisions permit additional IRA contributions which are not tax deductible but the tax on reinvested dividends and distributions is deferred while held in the account. There are also rules on the amount of tax deductible contributions which may be made to other retirement plans.

Investors should be aware that they may be subject to penalties or additional tax on contributions to or withdrawals from an IRA or other retirement plans which are not permitted by the applicable provisions of the Code and prior to a withdrawal, shareholders may be required to certify their age and awareness of such restrictions in writing. Persons desiring information concerning investments through IRA accounts or other retirement plans should write or telephone the Distributor.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid on the payment date fixed by the Board of Trustees in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such dividend or distribution. An election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

The Fund has qualified and intends to continue to qualify for tax treatment as a "Regulated Investment Company" under Subchapter M of the Code in order to be relieved of Federal income tax on that part of its net investment income and realized capital gains which it pays out to its shareholders. To qualify, the Fund must meet certain relatively complex income and diversification tests, and because of such requirements, qualification in any given year may not be feasible.

Dividends out of net investment income and distributions of realized short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, all or a portion of such distributions may be eligible for the dividends-received deduction subject to proportionate reduction if the aggregate qualifying dividends received by the Fund from domestic corporations in any year are less than its "gross income" as defined by the Code. Dividends of net long-term capital gains are taxable to the recipient as long-term capital gains. Shareholders will be advised as to what portion of capital gains are to be treated as 28% rate gain or 20% rate gain with respect to the maximum tax rate for such gains  (i.e.,  the portion of such  capital gains that
relates to assets held for more than 12 months but not more than 18 months and the
portion that relates to assets held more than 18 months). Dividends and distributions declared by the Fund may also be subject to state and local taxes. The foregoing summary of Federal income tax consequences is intended for general informational purposes only. Prior to investing in shares of the Fund, prospective shareholders should consult their tax advisers concerning the Federal, state and local tax consequences of such an investment.

CALCULATION OF INVESTMENT PERFORMANCE

The investment performance of the Fund quoted in advertising for the sale of its shares will be calculated on a "total return" basis which assumes the reinvestment of all dividends and distributions. Total return is generally quoted as a percentage calculated by combining the income and principal changes of an assumed investment in shares of the Fund during the period specified and dividing by the amount of the assumed initial investment. To illustrate the components of its overall performance, investment performance may be given on a cumulative basis (for periods greater than one year); for consecutive annual periods; for consecutive quarterly or semi-annual periods as well as for the year including such interim periods; or separately for investment income results and capital gain or loss. Such performance quotations will reflect all recurrent charges.

In each case, the average annual total return of the Fund since its inception, for the past ten years, the past five years, and the twelve-month period through the most recent calendar quarter, will also be given. The average annual total return will be calculated pursuant to a standardized formula to reflect the hypothetical annually compounded rate of return which would have produced the same cumulative total return. Investors should recognize that an average annual return tends to smooth out variations in the Fund's performance level and is therefore not the same as actual year by year results. The Fund's average annual total returns for the 1-year, 5-year and 10-year periods ended December 31, 1997 and from inception through December 31, 1997 were 42.6%, 19.4%, 20.6% and 18.5%, respectively.

GENERAL INFORMATION

Description of Shares, Voting Rights and Liabilities

As a Massachusetts Business Trust, the Fund is not required, and does not intend, to hold regular annual shareholder meetings but may hold special meetings for the consideration of proposals requiring shareholder approval such as changing fundamental policies or, upon the written request of the recordholders of 33 1/3% of outstanding shares (10% in the case of removing one or more trustees) for any other purpose. The Fund will facilitate shareholder communications in this regard. Shares of the Fund have equal rights with respect to voting and each share represents an equal proportionate interest in the Fund with each other share. The Fund may issue an unlimited number of full and fractional shares of beneficial interest (par value $.01 per share) and the Trustees may divide or combine the shares into a greater or lesser number of shares without changing the proportionate beneficial interests in the Fund. When issued, shares are fully paid and non-assessable (except as described in the Additional Statement under "General Information") and have no pre-emptive or conversion rights.

The Fund sends semi-annual unaudited and annual audited reports to all its shareholders which include a list of portfolio securities. Unless it is clear that a shareholder holds as nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

Year 2000 Update

As the year  2000  approaches,  an issue  has  emerged  regarding  how  existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Adviser is in the process of working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur material costs to be year 2000 compliant. Although the Adviser does not anticipate that the year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the year 2000 will be sufficient to avoid any adverse impact on the Fund.

Information for Shareholders

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to the Distributor. For assistance, call 1-800-GABELLI (422-3554) or visit our web site at http://www.gabelli.com. The Distributor's address is Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1435.

Upon request, Gabelli & Company, Inc. will provide, without charge, a paper copy of this Prospectus to investors or their representatives who received this Prospectus in an electronic format.

This Prospectus omits certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The Additional Statement included in such Registration Statement may be obtained without charge from the Fund or the Distributor.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc., located at Two Heritage Drive, North Quincy, MA 02171, an affiliate of State Street, performs the services of Transfer and Dividend Disbursing Agent for the Fund on behalf of State Street. State Street does not assist in and is not responsible for investment decisions involving assets of the Fund.